8-K august14.htm FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2002

PACIFICORP
(Exact name of registrant as specified in its charter)

Oregon	1-5152	93-0246090

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

825 N.E. Multnomah, Suite 2000, Portland, Oregon	97232-4116

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 813-5000

 Item 9. Regulation FD Disclosure

          On August 9, 2002, each of Judith A. Johansen, Chief Executive Officer, and Richard Peach, as chief financial officer, of PacifiCorp  submitted to the SEC statements pursuant to 18 U.S.C. Section 1350 as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

          A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

Signature

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PACIFICORP

By:	Andrew P. Haller Senior Vice President, General Counsel and Corporate Secretary

Date: August 14, 2002

Exhibit Index

Exhibit (99.1): Statement of Judith A. Johansen, Chief Executive Officer dated August 9, 2002

Exhibit (99.2): Statement of Richard Peach, as chief financial officer dated August 9, 2002